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                                                                     EXHIBIT 23



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 18, 1999, included in this Annual
Report on Form 11-K of the WKE Corp. Bargaining Employees' Savings Plan (the "Plan") for the year ended December 31, 1998 in the concurrently filed Form S-8 Registration Statement of LG&E Energy Corp. concerning the Plan.



                                               /s/ Arthur Andersen LLP
                                               ARTHUR ANDERSEN LLP


Louisville, Kentucky
October 7, 1999